UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) August 12, 2005

                              PARK CITY GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

        0003718                                               37-1454128
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(Commission File Number)                       (IRS Employer Identification No.)

           333 Main Street, Suite 300
                 Park City, UT                              84060
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    (Address of Principal Executive Offices)              (Zip Code)

                                  435-649-2221
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes In Registrant's Certifying Accountant

         (a) Previous principal accountant to audit financial statements.

                  (i) On August 12, 2005, Park City Group, Inc. (the "Registrant") dismissed Tanner LC ("Tanner") as its principal accountant to audit its financial statements. Tanner audited the Registrant's financial statements for the years ended June 30, 2004 and June 30, 2003.

                  (ii) Tanner's report on the financial statements of the Registrant for the years ended June 30, 2004 and June 30, 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The Registrant's Audit Committee and the Board of Directors of the Registrant approved the change in principal accountant to audit the Registrant's financial statements.

                  (iv) During the most recent fiscal year ended June 30, 2005 and the subsequent period to and including August 12, 2005, there have been no disagreements between Tanner and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Tanner, would have caused it to make a reference to the subject matter of any such disagreement within its report.

         (b) New principal accountant to audit financial statements.

         On August 12, 2005, the Registrant engaged HJ & Associates, LLC ("HJ") as its principal accountant to audit the Registrant's financial statements. During the two most recent fiscal years ended June 30, 2005 and the subsequent period to and including August 12, 2005, the Registrant has not consulted with HJ regarding any of the following: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Registrant's respective financial statements, and neither a written report nor oral advice was provided to the Registrant that HJ concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (3) any other matter

         (c) Tanner letter.

         The Registrant delivered a copy of this Report on Form 8-K to Tanner on August 15, 2005 and requested that a letter addressed to the Securities and Exchange Commission be provided stating whether or not Tanner agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as an exhibit.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 15, 2005                           PARK CITY GROUP, INC.

                                                  By:  /s/ Randall K. Fields
                                                     --------------------------
                                                     CEO

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